Exhibit 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




The undersigned, Robert D. O'Donnell and Michael Bis hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as follows:

          (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Community Bancorp of New Jersey (the "Company");

          (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ Robert D. O'Donnell
                               ----------------------------------------------
                               Robert D. O'Donnell
                               President and Chief Executive Officer
                               Title
                               November 12, 2002
                               Date:


                               /s/ Michael Bis
                               ----------------------------------------------
                               Michael Bis
                               Sr. Vice President and Chief Financial Officer Title
                               November 12, 2002
                               Date